Exhibit (c)


                                OPTION AGREEMENT

          OPTION AGREEMENT (this "Agreement"), dated as of April 3, 2002, by and between Dice Inc. (f/k/a EarthWeb Inc.) (the "Company"), a Delaware corporation, and Cragswood, Ltd. ("Cragswood"), a corporation organized under the laws of the British Virgin Islands, RH Capital Profit Sharing Plan ("RH Profit Sharing"), a profit sharing plan formed under the laws of New Jersey, RH Capital Associates Number One, L.P. ("RH Number One"), a Delaware limited partnership, and Robert Horwitz ("Mr. Horwitz" and, together with Cragswood, RH Profit Sharing and RH Number One, the "Noteholders"), a natural person residing in Glen Rock, New Jersey.

                              W I T N E S S E T H :

          WHEREAS, the Company has outstanding $71,200,000 aggregate principal amount of 7% Convertible Subordinated Notes due 2005 (the "Notes") that were issued pursuant to the provisions of an Indenture (as in effect on the date hereof, the "Indenture"), dated as of January 25, 2000, by and between the Company and State Street Bank and Trust Company of California, N.A., as trustee;

          WHEREAS, the Noteholders own, in the aggregate, $11,950,000 aggregate principal amount of the outstanding Notes (the "Relevant Notes"); and

          WHEREAS, the Company and the Noteholders desire to enter into this Agreement in order to provide for certain rights and obligations of the parties with respect to the Relevant Notes upon the terms and subject to the conditions hereinafter set forth;

          NOW, THEREFORE, IT IS AGREED:

          1. Grant of Option. (a) The Noteholders hereby grant to the Company the right (the "Option") to repurchase all (but not less than all) of the Relevant Notes, at the purchase price set forth in paragraph (b) below, at any time within five (5) Business Days (as hereinafter defined) after the occurrence of a Change in Control (as such term is defined in paragraphs (a) and (b) of Section 11.05 of the Indenture but not including paragraphs (c) and (d) of such definition) (a "Qualifying Change in Control") of the Company and before the Expiration Date (as hereinafter defined). The term "Business Day" means any day, other than a Saturday or Sunday or a day on which banks located in New York City are authorized or required by law to close.

          (b) The aggregate purchase price for the Relevant Notes (the "Change in Control Purchase Price") shall be an amount equal to the lesser of (i) 70% of the aggregate principal amount of all of the Relevant Notes, together with accrued but unpaid interest thereon to the Option Closing Date (as hereinafter defined) (the "Minimum Payment"), plus 11.2693% of the aggregate of the Excess Proceeds (as hereinafter defined) and (ii) 110% of the aggregate principal

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amount of the Relevant Notes, together with accrued but unpaid interest thereon to the Option Closing Date. The term "Excess Proceeds" means an amount equal to
(x) the sum of (A) the total amount of cash and the fair market value as of the Option Closing Date of all other tangible or intangible property paid or payable, or otherwise transferred (including by way of a dividend or other distribution), directly or indirectly, to the Company or to the holders of the Company's capital stock or other securities (including, without limitation, options, but excluding the Relevant Notes and the Relevant Notes under the Excluded Agreements (as hereinafter defined)) or to the persons set forth on
Schedule I attached hereto or any affiliate thereof, (B) the Minimum Payment and the Minimum Payments under the Excluded Agreements and (C) the aggregate amount of Indebtedness (as defined in the Indenture), whether or not contingent, assumed or guaranteed by any third party, in each case in connection with the Qualifying Change in Control, minus (y) the Threshold Amount (as specified on
Schedule II attached hereto). Notwithstanding the foregoing, whether or not 100% of the capital stock of the Company is being purchased as part of the relevant Qualifying Change in Control, the Change in Control Purchase Price shall be computed as if 100% of such capital stock were purchased.

          (c) Upon the occurrence of a Qualifying Change in Control, the Option may be exercised by the earlier of (1) the fifth (5th) Business Day after the occurrence of a Qualifying Change in Control or (2) the Expiration Date (the "Final Exercise Date") by the Company delivering to the Noteholders a written notice (the "Notice") indicating (i) that a Qualifying Change in Control has occurred and briefly describing the same, (ii) the principal amount of Relevant Notes to be repurchased, (iii) the Change in Control Purchase Price calculated as set forth in paragraph (b) above and how such purchase price was calculated,
(iv) the repurchase date (the "Option Closing Date"), which shall not be less than three (3) Business Days from the date of the Notice and (v) the account at The Depository Trust Company ("DTC") to which the Relevant Notes should be transferred. On the Option Closing Date, each of the Noteholders shall cause to be transferred to the account at DTC specified in the Notice on the Option Closing Date the Relevant Notes immediately upon payment by the Company on the Option Closing Date by wire transfer of the Change in Control Purchase Price to the account or accounts designated in writing by each of the Noteholders at least two (2) Business Days prior thereto.

          2. Fee. In consideration for the Noteholders entering into this Agreement and granting the Option to the Company, the Company agrees to pay to the Noteholders upon execution of this Agreement in cash a fee in the amount specified opposite such Noteholder's name on Schedule III attached hereto by wire transfer to the account, set forth below such Noteholder's name on Schedule III (the "Relevant Account").

          3. Expiration Date. (a) The Option shall expire on the date (the "Expiration Date") that is the earliest of (i) thirty (30) days after the date hereof if the Company has not prepared and circulated an offering document seeking a Qualifying Change in Control to various bona fide potential purchasers or has not delivered to the Noteholders written certification that the Company has done so; (ii) ninety (90) days after the date hereof if the Company has not executed signed confidentiality agreements in relation to a Qualifying Change in Control with at least two (2) bona fide potential purchasers or has not delivered to the Noteholders written certification that the Company has done so;
(iii) the occurrence of an Event of Default under Section 4.01(a), (b), (c), (g) or (h) of the Indenture or a default in any material respect by the Company under this Agreement; and (iv) six (6) months after the date hereof, provided, that, the Expiration Date is not otherwise extended as set forth in paragraph
(b) below.

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

          (b) Extension Periods. The Expiration Date may be extended at the election of the Company for a three (3) month period at no additional cost to the Company provided that a valid and binding definitive agreement that will result in a Qualifying Change in Control has been entered into by the Company and a bona fide potential purchaser (and remains in full force and effect) but the closing thereunder has not occurred solely as a result of any required regulatory approval not having been obtained, provided that the Company delivers written notice to such effect to the Noteholders prior to the date the Option would otherwise expire. Unless the extension referred to in the preceding sentence has been elected, the Expiration Date may be extended at the election of the Company for a three (3) month period upon payment to each of the Noteholders of a fee in the amount specified opposite such Noteholder's name on
Schedule IV attached hereto by wire transfer to the Relevant Account, provided that a valid and binding definitive agreement that will result in a Qualifying Change in Control has been entered into by the Company and a bona fide potential purchaser (and remains in full force and effect). Notwithstanding the foregoing, in no event shall the Expiration Date be extended beyond nine months after the date hereof.

          4. Representations and Warranties of the Company. The Company represents and warrants to the Noteholders that: (i) the Company is a corporation duly incorporated under the laws of Delaware; (ii) the Company has the requisite power and authority to enter into this Agreement and to perform its obligations hereunder; (iii) this Agreement constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general principles of equity; and (iv) neither the execution, delivery and performance of this Agreement by the Company nor the repurchase of the Relevant Notes by the Company (a) will violate the Company's organizational documents or any law, rule, regulation or order of any court or governmental authority with jurisdiction or oversight with respect to the Company, (b) will result in any breach of any provision of, or default under, any agreement or instrument to which the Company is a party or (c) will require the Company to obtain any consent, authorization or approval from any person or authority. The Company makes no other representations or warranties with respect to the transactions contemplated by this Agreement, other than as explicitly set forth above.

          5. Covenants of the Company. The Company covenants and agrees as follows:

          (a) that the Company will cause the representations and warranties set forth in Section 4 above to continue to be true at all times until the Expiration Date;

          (b) that the Company will file with the Securities and Exchange Commission a Current Report on Form 8-K describing the terms of this Agreement and providing a copy thereof as an exhibit as soon as practicable after the date hereof but in any event no later than two (2) Business Days following the close of business on the date hereof;

          (c) that the Company will amend this Agreement to give the Noteholders the benefit of any provision in any agreement (other than the Excluded Agreements) entered into on or prior to the Expiration Date by the Company with any other holder of the Notes concerning the purchase of Notes, if so requested by the Noteholders. The Company shall promptly: (x) notify the Noteholders if it enters into any such agreement and (y) provide a true and complete copy thereof to the Noteholders. The term "Excluded Agreements" means the Option Agreement, dated as of the date hereof, by and among the Company, Elliott Associates, L.P. and Elliott International, L.P. and the Option Agreement, dated as of the date hereof, by and among the Company, Merced Partners Limited Partnership and Tamarack International, Ltd., but without giving effect to any subsequent amendments or modifications thereto; and

          (d) that the Company will not approve or effect any dividend or other distribution to holders of its capital stock, or any purchase of capital stock, on or prior to the Expiration Date, except in connection with a Qualifying Change in Control.

          6. Representations and Warranties of the Noteholders. Each of the Noteholders jointly and severally represents and warrants to the Company that:
(i) the Company will receive valid title to the Relevant Notes of the Noteholders repurchased by it, free and clear of all liens and encumbrances, upon the consummation of the transactions contemplated by this Agreement; (ii) each of the Noteholders is the sole beneficial owner of all of the Relevant Notes owned by it in the aggregate principal amounts set forth on Schedule V attached hereto; (iii) Cragswood is a corporation duly formed under the laws of the British Virgin Islands, RH Profit Sharing is a profit sharing plan duly formed under the laws of New Jersey, RH Number One is a limited partnership duly formed under the laws of Delaware and Mr. Horwitz is a natural person resident in Glen Rock, New Jersey; (iv) each of the Noteholders has the requisite power, authority and, in the case of Mr. Horwitz, legal capacity to enter into this Agreement and to perform its obligations hereunder; (v) this Agreement constitutes a valid and binding obligation of each of the Noteholders, enforceable against each of the Noteholders in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting creditors' rights generally and general principles of equity; and (vi) neither the execution, delivery and performance of this Agreement by any of the Noteholders nor the repurchase of any of the Noteholders' Relevant Notes by the Company (a) will violate any of the Noteholders' organizational documents, as the case may be, or any law, rule, regulation or order of any court or governmental authority with jurisdiction or oversight with respect to any of the Noteholders, (b) will result in any breach of any provision of, or default under, any agreement or instrument to which any of the Noteholders is a party or (c) will require any of the Noteholders to obtain any consent, authorization or approval from any person or authority. None of the Noteholders makes any other representations or warranties with respect to the transactions contemplated by this Agreement, other than as explicitly set forth above.

          7. Covenants of the Noteholders. Each of the Noteholders jointly and severally covenants and agrees as follows:

          (a) that each of the Noteholders will cause the representations and warranties set forth in Section 6 above to continue to be true at all times until the Expiration Date, subject to the Noteholders' right to sell, transfer, assign or otherwise convey any of the Relevant Notes pursuant to the provisions of paragraph (b) below;

          (b) that each of the Noteholders will not, until the Expiration Date, sell, transfer, assign or otherwise convey any of the Relevant Notes or any interest therein to any party unless such party agrees in writing to be bound by the provisions of this Agreement, including, without limitation, the covenants applicable to the Noteholders contained herein; and

          (c) that, upon the occurrence of a Qualifying Change in Control, each of the Noteholders will not exercise its right pursuant to Section 11.01 of the Indenture to require the Company to repurchase the Relevant Notes owned by it unless the Company has not exercised the Option by the Final Exercise Date.

          8. Expenses. Each party shall be responsible for its own fees, disbursements, costs and expenses incident to the performance of its obligations hereunder. Notwithstanding the foregoing, the Noteholders shall bear the costs of all transfer, stamp or similar taxes or duties incident to the repurchase and delivery of the Relevant Notes to the Company contemplated hereby. The provisions of this Section 8 shall survive the completion of the repurchase and delivery of the Relevant Notes to the Company contemplated hereby.

          9. Binding Nature. This Agreement, including, without limitation, the representations, warranties and covenants contained herein, shall be binding on the parties hereto and their respective successors and permitted assigns.

          10. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one agreement binding upon all of the parties hereto.

          11. Amendments and Waivers. No amendment of any provision of this Agreement shall be effective unless it is in writing and is signed by the Company and the Noteholders. No waiver of any provision of this Agreement shall be effective unless it is in writing and is signed by the party against which enforcement is sought, and any such waiver shall be effective only for the specific instance and specific purpose it is given and shall not constitute a commitment to grant any other, further or continuing waiver.

          12. Cumulative Remedies. The rights and remedies of the parties hereto are deemed to be cumulative, and not exclusive, and may be exercised singly, severally or jointly. No delay in exercising any right or remedy hereunder shall constitute a waiver of such right or remedy.

          13. Severability. If any one or more of the provisions contained in this Agreement shall be deemed by a court of competent jurisdiction to be invalid, illegal or unenforceable in any respect, the validity and enforceability of the remaining provisions contained herein shall not in any way be impaired.

          14. Survival. All of the agreements, representations, warranties and covenants of the parties hereto shall survive the execution and delivery of this Agreement.

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

          15. Notices. (a) Any notice or notification in any form to be given under this Agreement shall be delivered in person or sent by priority mail (postage prepaid), facsimile or telephone (subject in the case of a communication by telephone to confirmation by priority mail or facsimile) addressed to:

          In the case of the Company:

          Dice Inc.
          3 Park Avenue
          New York, NY 10016
          Tel:  (212)  725-6550
          Fax:  (212) 725-9127
          Attention:  Brian Campbell

          with a copy to (which shall not constitute notice):

          White & Case LLP
          1155 Avenue of the Americas
          New York, NY 10036
          Tel: (212) 819-8314
          Fax:  (212) 354-8113
          Attention:  Maureen Brundage, Esq.

          In the case of the Noteholders:

          RH Capital Associates LLC
          55 Harristown Road
          Glen Rock, New Jersey 07452
          Tel: (201) 444-2850
          Fax: (201) 444-1469
          Attention:  Rob Horwitz

          with a copy to (which shall not constitute notice):

          Seward & Kissel LLP
          One Battery Park Plaza
          New York, New York 10004
          Telephone: (212) 574-1200
          Fax:  (212) 480-8421
          Attention:  Jack Rigney, Esq.

          (b) Any such notice shall take effect (i) in the case of delivery, at the time of delivery, (ii) in the case of telephone, at the time of confirmation and (iii) in the case of priority mail or facsimile, at the time of dispatch.

          16. Entire Agreement. This Agreement embodies the final, entire agreement among the Company and the Noteholders with respect to the subject

                                      -6-
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matter hereof and supersedes all prior agreements, representations and understandings, whether written or oral, relating to this Agreement, and may not be contradicted or varied by evidence of prior, contemporaneous or subsequent oral agreements or discussions.

          17. No Third Party Beneficiaries. This Agreement is for the sole benefit of the parties hereto and their successors and permitted assigns, and nothing herein expressed or implied shall give or be construed to give any person or entity, other than the parties hereto and such successors and permitted assigns, any legal or equitable rights hereunder.

          18. Descriptive Headings. The headings and captions used in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

          19. Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York.

          IN WITNESS WHEREOF, each of the parties hereto has executed this Agreement, or has caused this Agreement to be executed by its respective duly authorized officer, in any event as of the date first above written.


                                DICE INC.

                                By:
                                   --------------------------------------------
                                   Name:
                                   Title:


                                CRAGSWOOD, LTD.

                                By: RH Capital Associates LLC, its
                                    Investment Adviser

                                By:
                                   --------------------------------------------
                                   Name:    Robert Horwitz
                                   Title:   Managing Member


                                RH CAPITAL PROFIT SHARING PLAN

                                By:
                                   --------------------------------------------
                                   Name:    Robert Horwitz
                                   Title:   Trustee


                                RH CAPITAL ASSOCIATES
                                  NUMBER ONE, L.P.

                                By: RH Capital Associates LLC, its
                                    General Partner

                                By:
                                   --------------------------------------------
                                   Name:    Robert Horwitz
                                   Title:   Managing Member

                                -----------------------------------------------
                                ROBERT HORWITZ

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